Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:	Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities (USA)
 LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BMO Capital Markets Corp.; BTIG, LLC; CIBC World Markets Corp.;
Credit Suisse Securities (USA) LLC; Fifth Third Securities, Inc.;
J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.;
RBC Capital Markets, LLC;
 Scotia Capital (USA) Inc.; SG Americas Securities, LLC; SMBC Nikko Securities Inc.;
 Wells Fargo Securities, LLC
Name of Issuer:	Newfield Exploration Co
Title of Security:	NEWFIELD EXPLORATION CO.
Date of First Offering:	02/26/2016
Dollar Amount Purchased:	11,967,612
Number of Shares or Par Value of Bonds Purchased:	514,736
Price Per Unit:	23.25
Resolution Approved:  	Approved at the June 16, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities (USA)
 LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BMO Capital Markets Corp.; BTIG, LLC; CIBC World Markets Corp.;
Credit Suisse Securities (USA) LLC; Fifth Third Securities, Inc.;
J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.;
RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; SG Americas Securities,
LLC;
 SMBC Nikko Securities Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Newfield Exploration Co
Title of Security:	NEWFIELD EXPLORATION CO.
Date of First Offering:	02/26/2016
Dollar Amount Purchased:	84,863
Number of Shares or Par Value of Bonds Purchased:	3,650
Price Per Unit:	23.25
Resolution Approved:  	Approved at the June 16, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
BBVA Securities Inc.; BMO Capital Markets Corp.; BTIG, LLC;
Capital One Securities, Inc.; CIBC World Markets Corp.;
Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Johnson Rice & Company L.L.C.; KeyBanc Capital Markets Inc.;
 Merrill Lynch, Pierce, Fenner & Smith, Inc.; Natixis Securities Americas LLC; Scotia Capital (USA) Inc.; TD Securities USA LLC; Wells Fargo Securities, LLC
Name of Issuer:	PDC Energy Inc
Title of Security:	PDC ENERGY INC
Date of First Offering:	03/08/2016
Dollar Amount Purchased:	5,082,303
Number of Shares or Par Value of Bonds Purchased:	99,653
Price Per Unit:	51.00
Resolution Approved:  	Approved at the June 16, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Jefferies LLC; Morgan Stanley & Co. LLC;
Robert W. Baird & Co. Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Wingstop Inc
Title of Security:	WINGSTOP INC.
Date of First Offering:	03/08/2016
Dollar Amount Purchased:	11,529,288
Number of Shares or Par Value of Bonds Purchased:	480,387
Price Per Unit:	24.00
Resolution Approved:  	Approved at the June 16, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
 & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; BBVA
Securities Inc.;
 BMO Capital Markets Corp.; BTIG, LLC; Capital One Securities, Inc.;
CIBC World Markets Corp.; Credit Agricole Securities (USA) Inc.;
Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC;
Johnson Rice & Company L.L.C.; KeyBanc Capital Markets Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; Natixis Securities Americas LLC; Scotia Capital (USA) Inc.; TD Securities USA LLC; Wells Fargo Securities, LLC
Name of Issuer:	PDC Energy Inc
Title of Security:	PDC ENERGY INC
Date of First Offering:	03/08/2016
Dollar Amount Purchased:	84,099
Number of Shares or Par Value of Bonds Purchased:	1,649
Price Per Unit:	51.00
Resolution Approved:  	Approved at the June 16, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; BBVA
Securities Inc.;
 BMO Capital Markets Corp.; BNP PARIBAS SECURITIES CORP; BNP Paribas Securities Corp.;
 BTIG, LLC; Capital One Securities, Inc.;
CIBC World Markets Corp.; Citigroup Global Markets Inc.;
Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.;
Fifth Third Securities, Inc.; J.P. Morgan Securities LLC;
Mitsubishi UFJ Securities (USA), Inc.; PNC Capital Markets LLC; Scott & Stringfellow, LLC;
 SunTrust Robinson Humphrey, Inc.; TD Securities USA LLC; Wells Fargo Securities, LLC
Name of Issuer:	QEP RESOURCES INC
Title of Security:	QEP RESOURCES INC
Date of First Offering:	06/22/2016
Dollar Amount Purchased:	424,784
Number of Shares or Par Value of Bonds Purchased:	23,149
Price Per Unit:	18.35
Resolution Approved:  	Approved at the August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Evercore
 Group, L.L.C.;
 J.P. Morgan Securities LLC; Macquarie Capital (USA) Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.
Name of Issuer:	LINE Corp
Title of Security:	LINE CORPORATION-ADR
Date of First Offering:	07/11/2016
Dollar Amount Purchased:	1,970
Number of Shares or Par Value of Bonds Purchased:	60
Price Per Unit:	32.84
Resolution Approved:  	Expected to be approved at the December 14-15, 2016
Board Meeting.

Name of Fund:	Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.;
 J.P. Morgan Securities LLC; Macquarie Capital (USA) Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.
Name of Issuer:	LINE Corp
Title of Security:	LINE CORPORATION-ADR
Date of First Offering:	07/11/2016
Dollar Amount Purchased:	381,765
Number of Shares or Par Value of Bonds Purchased:	11,625
Price Per Unit:	32.84
Resolution Approved:  	Expected to be approved at the December 14-15, 2016
 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.;
 J.P. Morgan Securities LLC; Macquarie Capital (USA) Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.
Name of Issuer:	LINE Corp
Title of Security:	LINE CORPORATION-ADR
Date of First Offering:	07/11/2016
Dollar Amount Purchased:	303,212
Number of Shares or Par Value of Bonds Purchased:	9,233
Price Per Unit:	32.84
Resolution Approved:  	Expected to be approved at the December 14-15, 2016
Board Meeting.

Name of Fund:	Goldman Sachs Technology Opportunities Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.;
 J.P. Morgan Securities LLC; Macquarie Capital (USA) Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.
Name of Issuer:	LINE Corp
Title of Security:	LINE CORPORATION-ADR
Date of First Offering:	07/11/2016
Dollar Amount Purchased:	42,922
Number of Shares or Par Value of Bonds Purchased:	1,307
Price Per Unit:	32.84
Resolution Approved:  	Expected to be approved at the December 14-15, 2016
Board Meeting.

Name of Fund:	Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities
(USA) LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Capital One Securities, Inc.; Credit Suisse Securities (USA) LLC;
J.P. Morgan Securities LLC; Johnson Rice & Company L.L.C.; KeyBanc Capital
Markets
 Inc.;
 Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; Piper Jaffray & Co.;
 Raymond James & Associates, Inc.; Scotia Capital (USA) Inc.;
SunTrust Robinson Humphrey, Inc.; Tudor, Pickering, Holt & Co. Securities,
Inc.;
Wells Fargo Securities, LLC; Wunderlich Securities, inc.
Name of Issuer:	Diamondback Energy Inc
Title of Security:	DIAMONDBACK ENERGY INC
Date of First Offering:	07/13/2016
Dollar Amount Purchased:	12,844,860
Number of Shares or Par Value of Bonds Purchased:	143,920
Price Per Unit:	89.25
Resolution Approved:  	Expected to be approved at the December 14-15, 2016
Board Meeting.

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities
(USA) LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; BMO Capital Markets Corp.; Credit Suisse Securities
(USA) LLC;
Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC
Name of Issuer:	AdvancePierre Foods Holdings I
Title of Security:	ADVANCEPIERRE FOODS HOLDINGS, INC.
Date of First Offering:	07/15/2016
Dollar Amount Purchased:	18,957,498
Number of Shares or Par Value of Bonds Purchased:	902,738
Price Per Unit:	21.00
Resolution Approved:  	Expected to be approved at the December 14-15, 2016
Board Meeting.

Name of Fund:	Goldman Sachs Capital Growth Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.; J.P. Morgan Securities
LLC;
William Blair & Company, L.L.C.
Name of Issuer:	Talend SA
Title of Security:	TALEND SA-ADR
Date of First Offering:	07/29/2016
Dollar Amount Purchased:	314,154
Number of Shares or Par Value of Bonds Purchased:	17,453
Price Per Unit:	18.00
Resolution Approved:  	Expected to be approved at the December 14-15, 2016
Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.; J.P. Morgan Securities
LLC;
William Blair & Company, L.L.C.
Name of Issuer:	Talend SA
Title of Security:	TALEND SA-ADR
Date of First Offering:	07/29/2016
Dollar Amount Purchased:	1,208,592
Number of Shares or Par Value of Bonds Purchased:	67,144
Price Per Unit:	18.00
Resolution Approved:  	Expected to be approved at the December 14-15, 2016
Board Meeting.

Name of Fund:	Goldman Sachs Technology Opportunities Fund
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.; J.P. Morgan Securities
LLC;
William Blair & Company, L.L.C.
Name of Issuer:	Talend SA
Title of Security:	TALEND SA-ADR
Date of First Offering:	07/29/2016
Dollar Amount Purchased:	174,384
Number of Shares or Par Value of Bonds Purchased:	9,688
Price Per Unit:	18.00
Resolution Approved:  	Expected to be approved at the December 14-15, 2016
 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce, Fenner
 & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Evercore Group, L.L.C.; Guggenheim Securities, LLC;
Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC;
William Blair & Company, L.L.C.
Name of Issuer:	At Home Group Inc
Title of Security:	AT HOME GROUP INC.
Date of First Offering:	08/04/2016
Dollar Amount Purchased:	5,765,715
Number of Shares or Par Value of Bonds Purchased:	384,381
Price Per Unit:	15.00
Resolution Approved:  	Expected to be approved at the December 14-15, 2016
Board Meeting.


	Resolution adopted at the Meeting of the Board of Trustees on June 16, 2016.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended March 31, 2016 by the Goldman Sachs Trust and Goldman Sachs
 Variable Insurance Trust (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where
Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).

	Resolution adopted at the Meeting of the Board of Trustees on August 18, 2016.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended June 30, 2016 by the Goldman Sachs Trust and Goldman Sachs
Variable Insurance Trust (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected
 in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).
Resolution expected to be adopted at the Meeting of the Board of Trustees on December 14-15, 2016.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during
the calendar quarter ended September 30, 2016 by the Goldman Sachs Trust and Goldman Sachs
 Variable Insurance Trust (the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where
Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected
in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the
Investment Company Act of 1940, as amended (the 1940 Act).